UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 29, 2013

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2002 Summit Boulevard, 6th Floor

Atlanta, Georgia 30319

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Purchase and Sale Agreement

On March 29, 2013, Ocwen Financial Corporation (“Ocwen”) entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Homeward Residential, Inc. (“Homeward Residential”), Power Valuation Services, Inc. (“Power Valuation”), Altisource Solutions S.à r.l. (“Altisource”) and Altisource Portfolio Solutions, Inc. (“APSI”), wholly-owned subsidiaries of Altisource Portfolio Solutions S.A., for the sale to Altisource and APSI of certain fee based businesses associated with the Homeward Residential servicing platform, specifically: (a) 100% of the issued and outstanding capital stock of (i) Beltline Road Insurance Agency, Inc. and (ii) Power Default Services, Inc.; (b) certain designated assets used or usable in the business conducted by Power Valuation; and (c) certain designated intellectual property and information technology assets held by Ocwen and/or its subsidiaries, which are used or usable in the business conducted in (a) and (b) above, for an aggregate purchase price of $86,950,000.00 in cash, subject to the terms and conditions of the Purchase Agreement (the “Transaction”).  The Transaction closed simultaneously with signing the Purchase Agreement.  The purchase price is subject to a working capital and net income adjustment to be determined within 90 days of the closing date.  See Ocwen’s definitive proxy statement filed on April 3, 2013 for a description of Ocwen’s relationship with Altisource.

This description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the entire Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Amendments to Services Agreements with Altisource

In connection with the Transaction, on March 29, 2013, Ocwen entered into amendments to the following agreements with Altisource:

•                  The Services Agreement, dated as of August 10, 2009 and attached as Exhibit 10.5 to Ocwen’s Form 8-K filed on August 12, 2009, as previously amended by the First Amendment dated as of October 1, 2012 and attached as Exhibit 10.6 to Ocwen’s Form 8-K filed on October 5, 2012. The Second Amendment to Services Agreement provides for, among other things, (i) an extension of the terms of the agreement through August 31, 2025; (ii) expansion of the terms to apply to (and establishes Altisource as the exclusive provider of services in connection with) the services as they relate to the Homeward Residential platform; and (iii) covenants not to compete so that Ocwen will not establish similar fee-based businesses (or establish relationships with other companies engaged in the line of similar fee-based businesses) that would directly or indirectly compete with Altisource’s recently acquired fee-based businesses as they relate to the Homeward Residential platform.  A copy of the Second Amendment to Services Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

•                  The Technology Products Services Agreement, dated as of August 10, 2009 and attached as Exhibit 10.4 to Ocwen’s Form 8-K filed on August 12, 2009, as previously amended by the First Amendment dated as of October 1, 2012 and attached as Exhibit 10.7 to Ocwen’s Form 8-K filed on October 5, 2012. The Second Amendment to Technology Products Services Agreement extends the terms of the agreement through August 31, 2025.  A copy of the Second Amendment to Technology Products Services Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

•                  The Data Center and Disaster Recovery Services Agreement, dated as of August 10, 2009 and attached as Exhibit 10.6 to Ocwen’s Form 8-K filed on August 12, 2009, as previously amended by the First Amendment dated as of October 1, 2012 and attached as Exhibit 10.8 to Ocwen’s Form 8-K filed on October 5, 2012.  The Second Amendment to Data Center and Disaster Recovery Services Agreement extends the terms of the agreement through August 31, 2025.  A copy of the Second Amendment to Data Center and Disaster Recovery Services Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

•                  The Intellectual Property Agreement, dated as of August 10, 2009 and attached as Exhibit 10.7 to Ocwen’s Form 8-K filed on August 12, 2009, as previously amended by the First Amendment dated as of October 1, 2012 and attached as Exhibit 10.9 to Ocwen’s Form 8-K filed on October 5, 2012.  The Second Amendment to Intellectual Property Agreement extends the terms of the agreement through August 31, 2025 and expands the terms to apply to certain recently acquired intellectual property assets as they relate to the Homeward Residential platform. A copy of the Second Amendment to Intellectual Property Agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Additionally, in connection with the Transaction, on March 29, 2013, Ocwen Mortgage Servicing, Inc. (“OMS”), a wholly owned subsidiary of Ocwen, entered into amendments to the following agreements with Altisource:

•                  The Services Agreement, dated as of October 1, 2012 and attached as Exhibit 10.1 to Ocwen’s Form 8-K filed on October 5, 2012. The First Amendment to Services Agreement provides, among other things, (i) an extension of the terms of the agreement through August 31, 2025; (ii) expansion of the terms to apply to (and establishes Altisource as the exclusive provider of services in connection with) the services as they relate to the Homeward Residential platform; and (iii) covenants not to compete so that OMS will not establish similar fee-based businesses (or establish relationships with other companies engaged in the line of similar fee-based businesses) that would directly or indirectly compete with Altisource’s fee-based businesses as they relate to the Homeward Residential platform. A copy of the First Amendment to Services Agreement is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

•                  The Technology Products Services Agreement, dated as of October 1, 2012 and attached as Exhibit 10.2 to Ocwen’s Form 8-K filed on October 5, 2012. The First Amendment to Technology Products Services Agreement extends the terms of the agreement through August 31, 2025.  A copy of the First Amendment to Technology Products Services Agreement is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

•                  The Data Center and Disaster Recovery Services Agreement, dated as of October 1, 2012 and attached as Exhibit 10.3 to Ocwen’s Form 8-K filed on October 5, 2012.  The First Amendment to Data Center and Disaster Recovery Services Agreement extends the terms of the agreement through August 31, 2025.  A copy of the First Amendment to Data Center and Disaster Recovery Services Agreement is attached hereto as Exhibit 10.7 and is incorporated herein by reference.

•                  The Intellectual Property Agreement, dated as of October 1, 2012 and attached as Exhibit 10.4 to Ocwen’s Form 8-K filed on October 5, 2012.  The First Amendment to Intellectual Property Agreement extends the terms of the agreement through August 31, 2025 and expands the terms to apply to certain recently acquired intellectual property assets as they relate to the Homeward Residential platform. A copy of the First Amendment to Intellectual Property Agreement is attached hereto as Exhibit 10.8 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) – (c)          Not applicable.

(d)                   Exhibits

Exhibit No.	Description

2.1

Purchase and Sale Agreement, dated as of March 29, 2013, by and among Altisource Portfolio Solutions, Inc., Altisource Solutions S.à r.l., Ocwen Financial Corporation, Homeward Residential, Inc. and Power Valuation Services, Inc.

10.1	Second Amendment to Services Agreement, dated as of March 29, 2013, by and between Ocwen Financial Corporation and Altisource Solutions S.à r.l.

10.2	Second Amendment to Technology Products Services Agreement, dated as of March 29, 2013, by and between Ocwen Financial Corporation and Altisource Solutions S.à r.l.

10.3	Second Amendment to Data Center and Disaster Recovery Services Agreement, dated as of March 29, 2013, by and between Ocwen Financial Corporation and Altisource Solutions S.à r.l.

10.4	Second Amendment to Intellectual Property Agreement, dated as of March 29, 2013, by and between Ocwen Financial Corporation and Altisource Solutions S.à r.l.

10.5	First Amendment to Services Agreement, dated as of March 29, 2013, by and between Ocwen Mortgage Servicing, Inc. and Altisource Solutions S.à r.l.

10.6	First Amendment to Technology Products Services Agreement, dated as of March 29, 2013, by and between Ocwen Mortgage Servicing, Inc. and Altisource Solutions S.à r.l.

10.7	First Amendment to Data Center and Disaster Recovery Services Agreement, dated as of March 29, 2013, by and between Ocwen Mortgage Servicing, Inc. and Altisource Solutions S.à r.l.

10.8	First Amendment to Intellectual Property Agreement, dated as of March 29, 2013, by and between Ocwen Mortgage Servicing, Inc. and Altisource Solutions S.à r.l.

* Pages iii-iv of Exhibit 2.1 filed herewith contains a list of exhibits and schedules that are not included with this filing in accordance with Item 601(b)(2) of Regulation S-K. Ocwen hereby undertakes to furnish supplementally to the Securities and Exchange Commission a copy of any omitted exhibit or schedule upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION (Registrant)

Date: April 4, 2013	By:	/s/ John V. Britti
John V. Britti
Executive Vice President & Chief Financial Officer
(On behalf of the Registrant and as its principal financial officer)